                                                                   EXHIBIT 4-191



                              EXECUTED IN 50 COUNTERPARTS
                              OF WHICH THIS IS COUNTERPART NO. 36


                           THE DETROIT EDISON COMPANY

                              (2000 Second Avenue,
                            Detroit, Michigan 48226)

                                       TO
                              BANKERS TRUST COMPANY

                              (Four Albany Street,
                            New York, New York 10015)
                                                    AS TRUSTEE




                                ----------------

                                   INDENTURE
                            Dated as of March 1, 1993

                                ----------------


                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                           DATED AS OF OCTOBER 1, 1924
                                  PROVIDING FOR
                  (a) SECURED MEDIUM-TERM NOTES, 1993 SERIES E,
                                       AND
                          (b) RECORDING AND FILING DATA

                               TABLE OF CONTENTS*
                                 --------------


                                                                            Page
                                                                            ----
PARTIES ...................................................................    1
RECITALS
 Original Indenture and Supplementals .....................................    1
 Issue of Bonds under Indenture ...........................................    1
 Bonds heretofore issued ..................................................    1
 Reason for creation of new series ........................................    5
 Bonds to be 1993 Series E ................................................    5
 Further assurance ........................................................    5
 Authorization of Supplemental Indenture ..................................    5
 Consideration for Supplemental Indenture .................................    5

                                     PART I.
                        CREATION OF THREE HUNDRED FOURTH
                                 SERIES OF BONDS

                                  1993 SERIES E

Sec. 1. Terms of Bonds of 1993 Series E ...................................    6
Sec. 2. Redemption of Bonds of 1993 Series E ..............................    7
        Exchange and transfer .............................................    8
Sec. 3. Consent ...........................................................    8
Sec. 4. Form of Bonds of 1993 Series E ....................................    9
        Form of Trustee's Certificate .....................................   15

                                    PART II.

                            RECORDING AND FILING DATA

Recording and filing of Original Indenture ................................   17
Recording and filing of Supplemental Indentures ...........................   17
Recording of Certificates of Provision for Payment ........................   21

                                    PART III.

                                   THE TRUSTEE

Terms and conditions of acceptance of trust by Trustee ....................   21

                                    PART IV.

                                  MISCELLANEOUS

Confirmation of Section 318 (c) of Trust Indenture Act ....................   21
Execution in Counterparts .................................................   21
Testimonium ...............................................................   22
Execution and Acknowledgements ............................................   22
Affidavit as to consideration and good faith ..............................   24
---------------
* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

PARTIES.             SUPPLEMENTAL INDENTURE, dated as of the first day of March, in the year one thousand nine hundred and ninety-three, between THE DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan and a transmitting utility (hereinafter called the "Company"), party of the first part, and BANKERS TRUST COMPANY, a corporation organized and existing under the laws of the State of New York, having its corporate trust office at Four Albany Street, in the Borough of Manhattan, The City and State of New York, as Trustee under the Mortgage and Deed of Trust hereinafter mentioned (hereinafter called the "Trustee"), party of the second part.

ORIGINAL             WHEREAS, the Company has heretofore executed and delivered
INDENTURE AND      its Mortgage and Deed of Trust (hereinafter referred to as of
SUPPLEMENTALS.     the "Original Indenture"), dated October 1, 1924, to the
                   Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931,
                   June 1, 1931, October 1, 1932, September 25, 1935, September
                   1, 1936, November 1, 1936, February 1, 1940, December 1,
                   1940, September 1, 1947, March 1, 1950, November 15, 1951,
                   January 15, 1953, May 1, 1953, March 15, 1954, May 15, 1955,
                   August 15, 1957, June 1, 1959, December 1, 1966, October 1,
                   1968, December 1, 1969, July 1, 1970, December 15, 1970, June
                   15, 1971, November 15, 1971, January 15, 1973, May 1, 1974,
                   October 1, 1974, January 15, 1975, November 1, 1975, December
                   15, 1975, February 1, 1976, June 15, 1976, July 15, 1976,
                   February 15, 1977, March 1, 1977, June 15, 1977, July 1,
                   1977, October 1, 1977, June 1, 1978, October 15, 1978, March
                   15, 1979, July 1, 1979, September 1, 1979, September 15,
                   1979, January 1, 1980, April 1, 1980, August 15, 1980, August
                   1, 1981, November 1, 1981, June 30, 1982, August 15, 1982,
                   June 1, 1983, October 1, 1984, May 1, 1985, May 15, 1985,
                   October 15, 1985, April 1, 1986, August 15, 1986, November
                   30, 1986, January 31, 1987, April 1, 1987, August 15, 1987,
                   November 30, 1987, June 15, 1989, July 15, 1989, December 1,
                   1989, February 15, 1990, November 1, 1990, April 1, 1991, May
                   1, 1991, May 15, 1991, September 1, 1991, November 1, 1991,
                   January 15, 1992, February 29, 1992, April 15, 1992, July 15,
                   1992, July 31, 1992, November 30, 1992, December 15, 1992 and
                   January 1, 1993 supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the "Indenture"); and

ISSUE OF             WHEREAS, the Indenture provides that said bonds shall
BONDS UNDER        be issuable in one or more series, and makes provision that
INDENTURE.         the rates of interest and dates for the payment thereof, the date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS HERETOFORE     WHEREAS, bonds in the principal amount of Six billion seven
ISSUED. hundred sixty-six million five hundred ninety-seven thousand dollars ($6,766,597,000) have heretofore been issued under the Indenture as follows, viz:

                         (1)  Bonds of Series A                - Principal Amount $26,016,000,
                         (2)  Bonds of Series B                - Principal Amount $23,000,000,
                         (3)  Bonds of Series C                - Principal Amount $20,000,000,
                         (4)  Bonds of Series D                - Principal Amount $50,000,000,
                         (5)  Bonds of Series E                - Principal Amount $15,000,000,
                         (6)  Bonds of Series F                - Principal Amount $49,000,000,
                         (7)  Bonds of Series G                - Principal Amount $35,000,000,
                         (8)  Bonds of Series H                - Principal Amount $50,000,000,
                         (9)  Bonds of Series I                - Principal Amount $60,000,000,
                        (10)  Bonds of Series J                - Principal Amount $35,000,000,
                        (11)  Bonds of Series K                - Principal Amount $40,000,000,

                        (12) Bonds of Series L                 - Principal Amount $24,000,000,
                        (13) Bonds of Series M                 - Principal Amount $40,000,000,
                        (14) Bonds of Series N                 - Principal Amount $40,000,000,
                        (15) Bonds of Series 0                 - Principal Amount $60,000,000,
                        (16) Bonds of Series P                 - Principal Amount $70,000,000,
                        (17) Bonds of Series Q                 - Principal Amount $40,000,000,
                        (18) Bonds of Series W                 - Principal Amount $50,000,000,
                        (19) Bonds of Series AA                - Principal Amount $100,000,000,
                        (20) Bonds of Series BB                - Principal Amount $50,000,000,
                        (21) Bonds of Series CC                - Principal Amount $50,000,000,
                        (22) Bonds of Series UU                - Principal Amount $100,000,000,
                     (23-31) Bonds of Series DDP Nos. 1-9      - Principal Amount $14,305,000,
                     (32-45) Bonds of Series FFR Nos. 1-14     - Principal Amount $45,600,000,
                     (46-67) Bonds of Series GGP Nos. 1-22     - Principal Amount $42,300,000,
                        (68) Bonds of Series HH                - Principal Amount $50,000,000,
                     (69-90) Bonds of Series IIP Nos. 1-22     - Principal Amount $3,750,000,
                     (91-98) Bonds of Series JJP Nos. 1-8      - Principal Amount $6,850,000,
                    (99-106) Bonds of Series KKP Nos. 1-8      - Principal Amount $14,890,000,
                   (107-121) Bonds of Series LLP Nos. 1-15     - Principal Amount $8,850,000,
                   (122-142) Bonds of Series NNP Nos. 1-21     - Principal Amount $47,950,000,
                   (143-160) Bonds of Series OOP Nos. 1-18     - Principal Amount $18,880,000,
                   (161-177) Bonds of Series QQP Nos. 1-17     - Principal Amount $12,780,000,
                   (178-192) Bonds of Series TTP Nos. 1-15     - Principal Amount $3,800,000,
                       (193) Bonds of 1980 Series A            - Principal Amount $50,000,000,
                   (194-218) Bonds of 1980 Series CP Nos. 1-25 - Principal Amount $35,000,000,
                   (219-229) Bonds of 1980 Series DP Nos. 1-11 - Principal Amount $10,750,000,
                   (230-243) Bonds of 1981 Series AP Nos. 1-14 - Principal Amount $59,000,000,
                       (244) Bonds of 1985 Series A            - Principal Amount $35,000,000,
                       (245) Bonds of 1985 Series B            - Principal Amount $50,000,000,
                       (246) Bonds of Series PP                - Principal Amount $70,000,000,
                       (247) Bonds of Series RR                - Principal Amount $70,000,000,
                       (248) Bonds of Series EE                - Principal Amount $50,000,000,
                   (249-250) Bonds of Series MMP and MMP
                             No. 2                             - Principal Amount $5,430,000,
                       (251) Bonds of Series T                 - Principal Amount $75,000,000,
                       (252) Bonds of Series U                 - Principal Amount $75,000,000,
                       (253) Bonds of 1986 Series B            - Principal Amount $100,000,000,
                       (254) Bonds of 1987 Series D            - Principal Amount $250,000,000,
                       (255) Bonds of 1987 Series E            - Principal Amount $150,000,000,


                   all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

                   (256) Bonds of Series R in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                   (257) Bonds of Series S in the principal amount of One hundred fifty million dollars ($150,000,000), all of which are outstanding at the date hereof;

                   (258) Bonds of Series V in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                   (259) Bonds of Series X in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                   (260) Bonds of Series Y in the principal amount of Sixty million dollars ($60,000,000), all of which are outstanding at the date hereof;

                   (261) Bonds of Series Z in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                   (262-267) Bonds of Series KKP Nos. 9-14 in the principal amount of One hundred ninety-three million two hundred ninety thousand dollars ($193,290,000), all of which are outstanding at the date hereof;

                   (268-269) Bonds of Series QQP Nos. 18-19 in the principal amount of Eight hundred seventy thousand dollars ($870,000), all of which are outstanding at the date hereof;

                   (270) Bonds of Series SS in the principal amount of One hundred fifty million dollars ($150,000,000), of which One hundred ten million dollars ($110,000,000) principal amount have heretofore been retired and Forty million dollars ($40,000,000) principal amount are outstanding at the date hereof;

                   (271) Bonds of 1980 Series B in the principal amount of One hundred million dollars ($100,000,000), of which Seventy-three million one hundred fifty thousand dollars ($73,150,000) principal amount have heretofore been retired and Twenty-six million eight hundred fifty thousand dollars ($26,850,000) principal amount are outstanding at the date hereof;

                   (272-273) Bonds of 1981 Series AP Nos. 15-16 in the principal amount of Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;

                   (274) Bonds of 1984 Series AP in the principal amount of Two million four hundred thousand dollars ($2,400,000), all of which are outstanding at the date hereof;

                   (275) Bonds of 1984 Series BP in the principal amount of Seven million seven hundred fifty thousand dollars ($7,750,000), all of which are outstanding at the date hereof;

                   (276) Bonds of 1986 Series A in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

                   (277) Bonds of 1986 Series C in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

                   (278) Bonds of 1987 Series A in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

                   (279) Bonds of 1987 Series B in the principal amount of One hundred seventy-five million dollars ($175,000,000), all of which are outstanding at the date hereof;

                   (280) Bonds of 1987 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

                   (281) Bonds of 1987 Series F in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

                   (282) Bonds of 1989 Series A in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

                   (283) Bonds of 1989 Series BP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof;

                   (284) Bonds of 1990 Series A in the principal amount of One hundred ninety-four million six hundred forty-nine thousand dollars ($194,649,000) of which Eighteen million eight hundred thirty-seven thousand dollars ($18,837,000) principal amount have heretofore been retired and One hundred seventy-five million eight hundred twelve thousand dollars ($175,812,000) principal amount are outstanding at the date hereof;

                   (285) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which Twenty-eight million five hundred forty-eight thousand dollars ($28,548,000) principal amount have heretofore been retired and Two hundred twenty-eight million three hundred eighty-four thousand dollars ($228,384,000) principal amount are outstanding at the date hereof;

                   (286) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Ten million two hundred fifty-seven thousand dollars ($10,257,000) principal amount have heretofore been retired and Seventy-five million two hundred eighteen thousand dollars ($75,218,000) principal amount are outstanding at the date hereof;

                   (287) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

                   (288) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars ($25,910,000), all of which are outstanding at the date hereof;

                   (289) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars ($32,800,000), all of which are outstanding at the date hereof;

                   (290) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;

                   (291) Bonds of 1991 Series EP in the principal amount of Forty-one million four hundred eighty thousand dollars ($41,480,000), all of which are outstanding at the date hereof;

                   (292) Bonds of 1991 Series FP in the principal amount of Ninety-eight million three hundred seventy-five thousand dollars ($98,375,000), all of which are outstanding at the date hereof;

                   (293) Bonds of 1992 Series BP in the principal amount of Twenty million nine hundred seventy-five thousand dollars ($20,975,000), all of which are outstanding at the date hereof;

                   (294) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

                   (295) Bonds of 1992 Series D in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

                   (296) Bonds of 1992 Series CP in the principal amount of Thirty-five million dollars ($35,000,000), all of which are outstanding at the date hereof;

                   (297) Bonds of 1992 Series E in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                   (298) Bonds of 1989 Series BP No. 2 in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;

                   (299) Bonds of 1993 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

                   (300) Bonds of 1993 Series B in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                   and, accordingly, of the bonds so issued, Four billion one hundred forty-three million six hundred fifty-four thousand dollars ($4,143,654,000) principal amount are outstanding at the date hereof; and

REASON FOR           WHEREAS, the Company desires to provide funds to refund or
CREATION OF        replace funds utilized by the Company for the purpose of
NEW SERIES.        meeting (or replacing corporate funds utilized for such
                   purposes) debt and Preferred and Preference Stock refundings
                   (including optional redemptions) and for this purpose desires to issue and sell a new series of bonds to be issued under the Indenture in the aggregate principal amount of up to Four hundred million dollars ($400,000,000) to be authenticated and delivered pursuant to Section 8 of Article III of the Indenture; and

BONDS TO BE          WHEREAS, the Company desires by this Supplemental Indenture
1993 Series E.     to create such new series of bonds, to be designated "Secured
                   Medium-Term Notes, 1993 Series E"; and

FURTHER              WHEREAS, the Original Indenture, by its terms, includes in
ASSURANCE.         the property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the Company (saving and excepting, however, property specifically excepted or released from the lien thereof); and

AUTHORIZATION OF     WHEREAS, the Company in the exercise of the powers and
SUPPLEMENTAL       authority conferred upon and reserved to it under and by
INDENTURE.         virtue of the provisions of the INDENTURE, AND pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

                     WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

CONSIDERATION FOR    NOW, THEREFORE, THIS INDENTURE WITNESSETH:  That The
SUPPLEMENTAL       Detroit Edison Company, in consideration of the premises and
INDENTURE.         of the covenants contained in  the Indenture and of the sum of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:

                                     PART I.
                            CREATION OF THREE HUNDRED
                                     FOURTH
                                SERIES OF BONDS.
                           SECURED MEDIUM-TERM NOTES,
                                  1993 SERIES E

TERMS OF BONDS       SECTION 1. The Company hereby creates the Three hundred
OF 1993 SERIES E.  fourth series of General and Refunding Mortgage Bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "Secured Medium-Term Notes, 1993 Series E" (elsewhere herein referred to as the "bonds of 1993 Series E"). The aggregate principal amount of bonds of 1993 Series E, which shall be issued from time to time, shall be limited to Four hundred million dollars ($400,000,000), except as provided in Sections 7 and 13 of
                   Article II of the Original Indenture with respect to exchanges and replacements of bonds.

                     The bonds of 1993 Series E shall be issued as registered
                   bonds without coupons in denominations of $1,000 and any multiple thereof. Each bond of 1993 Series E shall mature on such date not less than two years from date of issue, shall bear interest at such rate or rates and have such other terms and provisions not inconsistent with the Indenture as may be set forth in a Certificate filed by the Company with the Trustee referring to this Supplemental Indenture; interest on bonds of 1993 Series E shall be payable semi-annually on interest payment dates specified by the Company and at maturity; and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture. Except as otherwise specifically provided in this Supplemental Indenture, the principal of and interest on the bonds of 1993 Series E shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, The State of New York in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts. The interest on bonds of 1993 Series E, whether in temporary or definitive form, shall be payable without presentation of such bonds and (subject to the provisions of this Section 1) only to or upon the written order of the registered holders thereof.

                     Each bond of 1993 Series E shall be dated the date of its
                   authentication.

                     The bonds of 1993 Series E in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 1993 Series E). Until bonds of 1993 Series E in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 1993 Series E in temporary form, as provided in Section 10 of
                   Article II of the Indenture. Temporary bonds of 1993 Series E, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 1993 Series E.

                     Interest on any bond of 1993 Series E which is payable on
                   any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be specified by the Company. If the Issue Date of the bonds of 1993 Series E of a designated interest rate and maturity is after the record date, such bonds shall bear interest from the Issue Date but payment of interest shall commence on the second interest payment date succeeding the Issue Date. "Issue Date" with respect to bonds of 1993 Series E of a designated interest rate and maturity shall mean the date of first authentication of bonds of such designated interest rate and maturity. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 1993 Series E, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 1993 Series E issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 1993 Series E issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 1993 Series E not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest.

REDEMPTION OF        SECTION 2. The bonds of 1993 Series E may be redeemable
 BONDS OF 1993     prior to stated maturity in the manner set forth in a
 SERIES E          Certificate filed by the Company with the Trustee.

                     The bonds of 1993 Series E may be redeemable as aforesaid
                   and except as otherwise provided herein, and as specified in
                   Article IV of the Indenture upon giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company at least thirty (30) days, but not more than ninety (90) days, prior to the date fixed for redemption to the registered holders of bonds of 1993 Series E so called for redemption at their last respective addresses appearing on the register thereof, but failure to mail such notice to the registered holders of any bonds of 1993 Series E designated for redemption shall not affect the validity of any such redemption of any other bonds of such series. Interest shall cease to accrue on any bonds of 1993 Series E (or any portion thereof) so called for redemption from and after the date fixed for redemption if payment sufficient to redeem the bonds of 1993 Series E (or such portion) designated for redemption has been duly provided for. Bonds of 1993 Series E redeemed in part only shall be in amounts of $1,000 or any multiple thereof.

                     If the giving of the notice of redemption shall have been
                   completed, or if provision satisfactory to the Trustee for the giving of such notice shall have been made, and if the Company shall have deposited with the Trustee in trust funds (which shall have become available for payment to the holders of the bonds of 1993 Series E so to be redeemed) sufficient to redeem bonds of 1993 Series E in whole or in part, on the date fixed for redemption, then all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and interest due or to become due thereon shall cease and be discharged and the holders of such bonds of 1993 Series E (or portions thereof) shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or in respect of such bonds (or portions thereof) and interest.

                     The bonds of 1993 Series E may be entitled to or subject to any sinking fund specified in a Certificate filed by the Company with the Trustee.

EXCHANGE AND         At the option of the registered holder, any bonds of 1993
TRANSFER.          Series E, upon surrender thereof for cancellation at the
                   office or agency of the Company in the Borough of Manhattan, The City of New York, The State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney, shall be exchangeable for a like aggregate principal amount of bonds of 1993 Series E subject to the same terms and conditions of other authorized denominations, upon the terms and conditions specified herein and in Section 7 of Article
                   II of the Indenture. Bonds of 1993 Series E shall be transferable at the office or agency of the Company in the Borough of Manhattan, The City of New York, The State of New
                   York. The Company waives its rights under Section 7 of
                   Article II of the Indenture not to make exchanges or transfers of bonds of 1993 Series E during any period of ten
                   (10) days next preceding any interest payment date for such bonds.

                     Bonds of 1993 Series E, in definitive and temporary form,
                   may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or with the rules or regulations of any stock exchange or to conform to usage with respect thereto.

CONSENT.             SECTION 3. The holders of the bonds of 1993 Series E, by
                   their acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dater, later than October 1, 2024 and also consent to the deletion from the first paragraph of Section 5 of Article II of the Indenture of the phrase "but in no event later than October 1, 2024". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five per cent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in this Section 3, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

                     The holders of bonds of the 1993 Series E consent that the
                   Company may, but shall not be obligated to, fix a record date for the purpose of determining the holders of bonds of 1993 Series E entitled to consent to any amendment, supplement or waiver. If a record date is fixed, those persons who were holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

FORM OF              SECTION 4. The bonds of 1993 Series E and the form of
BONDS OF           Trustee's Certificate to  be endorsed on such bonds shall be
1993 SERIES E.     substantially in the following forms, respectively:

                                 [FORM OF BOND)
                           THE DETROIT EDISON COMPANY
                            SECURED MEDIUM-TERM NOTE
                                  1993 Series E

                     Unless and until this Bond is exchanged in whole or in part for certified Bonds registered in the names of the various beneficial holders hereof as then certified to the Trustee by The Depositary Trust Company or its successor (the "Depositary"), this Bond may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of the Depositary to the issuer or its agent for registration of transfer, exchange or payment, and any certificate to be issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary and any amount payable thereunder is made payable to Cede & Co. or such other name, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                     This Bond may be exchanged for certificated Bonds
                   registered in the names of the various beneficial owners hereof only if (a) the Depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the issuer within 90 days, or (b) the issuer, the Trustee and the Depositary consent to such exchange.

                     If applicable, the "Amount of OID", the "Original Issue
                   Date", the "Yield to Maturity", and the "Short Accrual Period OID" (computed under the Approximate Method) will be set forth below. The calculation of the amount of OID upon (a) optional redemption or (b) declaration of acceleration is discussed herein.

R-                  $__________________________  CUSIP No. _____________
                         (principal amount)

ORIGINAL            INITIAL REDEMPTION           APPLICABILITY OF
ISSUE DATE:         DATE:                        MODIFIED PAYMENT
                                                 UPON ACCELERATION:
MATURITY DATE:      INITIAL REDEMPTION
                    PERCENTAGE:                  If yes, state Issue Price:
INTEREST RATE:
                    AMOUNT OF OID PER            APPLICABILITY OF
INTEREST PAYMENT    $1,000 OF PRINCIPAL:         ANNUAL REDEMPTION
DATES: ____________                              PERCENTAGE
       ____________ INTEREST PAYMENT             INCREASE:
                    PERIOD:
RECORD DATES: _____                              If yes, state each
              _____ APPLICABILITY OF             redemption date and
                    ANNUAL REDEMP-               redemption price:
OPTIONAL            TION PERCENTAGE
REPAYMENT DATE(S):  REDUCTION:                   SHORT ACCRUAL
___________________                              PERIOD OID:
___________________ If yes, state Annual
___________________ Percentage Reduction:

SINKING FUND        YIELD TO MATURITY:
PROVISIONS:

AMORTIZATION
SCHEDULE:

   THE DETROIT EDISON COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to Cede & Co. or registered assigns, at its office or agency in the Borough of Manhattan, The City and State of New York, the principal sum specified above in lawful money of the United States of America on the Maturity Date specified above, and to pay interest thereon at the rate specified above, at such office or agency, in like lawful money, from the Issue Date specified above if the date of this bond is prior to the first interest payment date, otherwise from the most recent date to which interest has been paid, semi-annually on the Interest Payment Dates specified above in each year, to the person in whose name this bond is registered at the close of business on the applicable Record Date specified above (subject to certain exceptions provided in the Indenture hereinafter mentioned), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in such Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued. If the date of this bond (if other than the Issue Date) is after a Record Date (as specified above) with respect to any Interest Payment Date and on or prior to such Interest Payment Date, then interest shall be payable only from such Interest Payment Date. If the Issue Date is after such Record Date, then interest shall be payable from the Issue Date and payment of interest shall commence on the second Interest Payment Date succeeding the Issue Date. If the Company shall default in the payment of interest due on any Interest Payment Date, then interest shall be payable from the next preceding Interest Payment Date to which interest has been paid, or, if no interest has been paid, from the Issue Date.

   This bond shall not be valid or become obligatory for any purpose until Bankers Trust Company, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

   This bond is one of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as Secured Medium-Term Notes, 1993 Series E (elsewhere herein referred to as the "bonds of 1993 Series E"), limited to an aggregate principal amount of $400,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of March 1, 1993) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of March 1, 1993, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in principal amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in principal amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of, or the interest on, this bond, which in those respects is unconditional.

   The holder of this bond of 1993 Series E hereby consents that the Company may, but shall not be obligated to, fix a record date for the purpose of determining the holders of bonds of this series entitled to consent to any amendment, supplement or waiver. If a record date is fixed, those persons who were holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

   The holders of the bonds of 1993 Series E, by their acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the deletion from the first paragraph of Section 5 of Article II of the Indenture of the phrase "but in no event later than October 1, 2024,". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five per cent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in

Section 3 of Part I of the Supplemental Indenture dated as of March 1, 1993, or in writing, or by affirmative vote cast at a meeting called pursuant to said
Article XV, or by any combination thereof.

   This bond is subject to the redemption provisions specified above.

   Under the Indenture, funds may be deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 1993 Series E (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

   This bond is entitled to or subject to the sinking fund provisions specified above.

   This bond will be subject to repayment at the option of the holder hereof on the Optional Repayment Date(s), if any, indicated on the face hereof. If no Optional Repayment Dates are set forth on the face hereof, this bond shall not be so repaid at the option of the holder hereof prior to maturity. On any Optional Repayment Date, this bond shall be repayable in whole or in part in increments of $1,000 (provided that any remaining principal amount hereof shall not be less than the authorized denomination hereof) at the option of the holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with interest thereon payable to the date of repayment. For this bond to be repaid in whole or in part at the option of the holder hereof, this bond must be received, with the form entitled "Option to Elect Repayment" below duly completed, by the Trustee at its corporate trust office at 4 Albany Street, New York, New York, or such address which the Company shall from time to time notify the holders of the bond, not more than 60 nor less than 30 days prior to an Optional Repayment Date. Exercise of such repayment option by the Holder hereof shall be irrevocable. If specified above that this bond is subject to (i) "Annual Redemption Percentage Reduction" or (ii) "Annual Redemption Percentage Increase", then this bond may be redeemed in whole or in part at the option of the Company on or after the Initial Redemption Date specified on the face hereof on the terms set forth above, together with interest accrued and unpaid hereon to the date of redemption (except as provided below). If this bond is subject to "Annual Redemption Percentage Reduction", the Initial Redemption Percentage indicated on the face hereof will be reduced on each anniversary of the Initial Redemption Date specified above by the Annual Percentage Reduction specified on the face hereof until the redemption price of this bond is 100% of the principal amount hereof. If this bond is subject to "Annual Redemption Percentage Increase", the amount of original issue discount allocable to such short accrual period is the Amortized Amount. "Amortized Amount" means the original issue discount amortized from the Original Issue Date to the date of redemption or declaration, as the case may be, which amortization shall be calculated using the constant yield method" (computed in accordance with the rules under the Internal Revenue Code of 1986, as amended, and the regulations thereunder, in effect on the date of redemption or declaration, as the case may be).

   In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions, provided in the Indenture.

   If specified above that this bond is subject to "Modified Payment upon Acceleration," then (i) if the principal hereof is declared to be due and payable as discussed in the preceding paragraph, the amount of principal due and payable with respect to this bond shall be limited to the sum of the Issue Price specified above plus the Amortized Amount, (ii) for the purpose of any vote of securityholders taken pursuant to the Indenture prior to the acceleration of payment of this bond, the principal amount hereof shall equal the amount that would be due and payable hereon, calculated as set forth in clause (i) above, if this bond were declared to be due and payable on the date of any such vote and (iii) for the purpose of any vote of securityholders taken pursuant to the Indenture following the acceleration of payment of this bond, the principal amount hereof shall equal the amount of principal due and payable with respect to this bond, calculated as set forth in clause (i) above.

   This bond is transferable by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and, thereupon, a new registered bond or bonds of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee or transferees in exchange herefore, and this bond with others of like form may in like manner be exchanged for one or more new registered bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

   No recourse shall be had for the payment of the principal of, or the interest on, this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

   IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed on its behalf by its Chairman of the Board and its Vice President and Treasurer, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or an Assistant Secretary by manual or facsimile signature.

Dated:                                           THE DETROIT EDISON COMPANY

                                                  By____________________________
                                                       Chairman of the Board

                                                    ____________________________
[SEAL]                                              Vice President and Treasurer

Attest:

   ___________________________
   Corporate Secretary

                         [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF              This bond is one of the bonds, of the series designated
TRUSTEE'S          therein, described in the  within-mentioned Indenture.
CERTIFICATE.
                                             BANKERS TRUST COMPANY,
                                                                      as Trustee
                                             By.................................
                                               Authorized Officer

                     FOR VALUE RECEIVED the undersigned hereby sells, assigns
                   and transfers unto

                   ____________________________________________________________
                        (please insert social security or other identifying
                                        number of assignee)

                   ____________________________________________________________

                   ____________________________________________________________
                        (please print or type name and address of assignee)

                   the within bond of THE DETROIT EDISON COMPANY and does hereby irrevocably constitute and appoint

                   ____________________________________________________________

                   ____________________________________________________________

                   Attorney, to transfer said bond on the books of the within-mentioned Company, with full power of substitution in the premises.

                   Dated:

                   __________________________

                   Notice: The signature to this assignment must correspond with the name as written upon the face of the bond in every particular without alteration or enlargement or any change whatsoever.

                            OPTION TO ELECT REPAYMENT

   The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this bond (or portion hereof specified below) pursuant to its terms at a price equal to the principal amount hereof together with interest to the applicable Optional Repayment Date, to the undersigned, at

________________________________________________________________________________

________________________________________________________________________________
         (please print or typewrite name and address of the undersigned)

   For this bond to be repaid, the Trustee must receive at 4 Albany St., New York, New York, or at such other place or places of which the Company shall from time to time notify the holder of this bond, not more than 60 nor less than 30 days prior to an Optional Repayment Date, if any, shown on the face of this bond, this bond with this "Option to Elect Repayment" form duly completed.

   If less than the entire principal amount of this bond is to be repaid, specify the portion hereof (which shall be in increments of $1,000) which the holder elects to have repaid and specify the denomination or denominations (which shall not be less than the minimum authorized denomination of this bond and shall be an integral multiple of $1,000 of the bond to be issued to the holder for the portion of this bond not being repaid (in the absence of any such specification, one such bond will be issued for the portion not being repaid).

$ _______________________

Date ____________________

Notice: The signature on this Option to Elect Repayment must correspond with the name as written upon the face of this bond in every particular, without alteration or enlargement or any change whatever.

                                    PART II.

                            RECORDING AND FILING DATA

RECORDING AND           The Original Indenture and indentures supplemental
FILING OF ORIGINAL thereto have been recorded and/or filed and Certificates of
INDENTURE.         Provision for Payment have been recorded as hereinafter set forth.

                        The Original Indenture has been recorded as a real
                   estate mortgage and filed as a chattel mortgage in the offices of the respective Registers of Deeds of certain counties in the State of Michigan as set forth in the Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND           Pursuant to the terms and provisions of the Original
FILING OF          Indenture, indentures supplemental thereto heretofore entered
SUPPLEMENTAL       into have been recorded as a real estate mortgage and/or
INDENTURES.        filed as a chattel mortgage or as a financing statement
                   in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Secretary of State of Michigan and the Office of the Interstate Commerce Commission, as set forth in supplemental indentures as follows:

                                                                                          RECORDED AND/OR
                                                                                       FILED AS SET FORTH IN
                                     SUPPLEMENTAL              PURPOSE OF                  SUPPLEMENTAL
                                      INDENTURE               SUPPLEMENTAL                   INDENTURE
                                     DATED AS OF               INDENTURE                   DATED AS OF:
                                     -----------               ---------                   ------------
                    June 1, 1925 (a)(b) ................... Series B Bonds                February 1, 1940
                    August 1, 1927 (a)(b) ................. Series C Bonds                February 1, 1940
                    February 1, 1931 (a)(b) ............... Series D Bonds                February 1, 1940
                    June 1, 1931 (a)(b) ................... Subject Properties            February 1, 1940
                    October 1, 1932 (a)(b) ................ Series E Bonds                February 1, 1940
                    September 25, 1935 (a)(b) ............. Series F Bonds                February 1, 1940
                    September 1, 1936 (a)(b) .............. Series G Bonds                February 1, 1940
                    November 1, 1936 (a)(b) ............... Subject Properties            February 1, 1940
                    February 1, 1940 (a)(b) ............... Subject Properties            September 1, 1947
                    December 1, 1940 (a)(b) ............... Series H Bonds and Ad-        September 1, 1947
                                                              ditional Provisions
                    September 1, 1947 (a)(b)(c) ........... Series I Bonds,               November 15, 1951
                                                              Subject Properties and
                                                              Additional Provisions
                    March 1, 1950 (a)(b)(c) ............... Series J Bonds                November 15, 1951
                                                              and Additional Provi-
                                                              sions
                    November 15, 1951 (a)(b)(c) ........... Series K Bonds                January 15, 1953
                                                              Additional Provisions
                                                              and Subject Properties
                    January 15, 1953 (a)(b) ............... Series L Bonds                May 1, 1953
                    May 1, 1953 (a) ....................... Series M Bonds                March 15, 1954
                                                              and Subject Properties
                    March 15, 1954 (a)(c) ................. Series N Bonds                May 15, 1955
                                                              and Subject Properties
                    May 15, 1955 (a)(e) ................... Series 0 Bonds                August 15, 1957
                                                              and Subject Properties
                    August 15, 1957 (a)(c) ................ Series P Bonds                June 1, 1959
                                                              Additional Provisions
                                                              and Subject Properties
                    June 1, 1959 (a)(c) ................... Series Q Bonds                December 1, 1966
                                                              and Subject Properties
                    December 1, 1966 (a)(c) ............... Series R Bonds                October 1, 1968
                                                              Additional Provisions
                                                              and Subject Properties

                                      18

                                                                                          RECORDED AND/OR
                                                                                       FILED AS SET FORTH IN
                              SUPPLEMENTAL                       PURPOSE OF                 SUPPLEMENTAL
                              INDENTURE                          SUPPLEMENTAL                INDENTURE
                               DATED AS OF                         INDENTURE                DATED AS OF:
                               -----------                         ---------                ------------
                    October 1, 1968 (a)(e) ................ Series S Bonds               December 1, 1969
                                                              and Subject Properties
                    December 1, 1969 (a)(e) ............... Series T Bonds               July 1, 1970
                                                              and Subject Properties
                    July 1, 1970(c) ....................... Series U Bonds               December 15, 1970
                                                              and Subject Properties
                    December 15, 1970(c) .................. Series V and                 June 15, 1971
                                                              Series W Bonds
                    June 15, 1971(c) ...................... Series X Bonds               November 15, 1971
                                                              and Subject Properties
                    November 15, 1971(c) .................. Series Y Bonds               January 15, 1973
                                                              and Subject Properties
                    January 15, 1973(c) ................... Series Z Bonds               May 1, 1974
                                                              and Subject Properties
                    May 1, 1974 ........................... Series AA Bonds              October 1, 1974
                                                              and Subject Properties
                    October 1, 1974 ....................... Series BB Bonds              January 15, 1975
                                                              and Subject Properties
                    January 15, 1975 ...................... Series CC Bonds              November 1, 1975
                                                              and Subject Properties
                    November 1, 1975 ...................... Series DDP Nos. 1-9          December 15, 1975
                                                              Bonds and Subject
                                                              Properties
                    December 15, 1975 ..................... Series EE Bonds              February 1, 1976
                                                              and Subject Properties
                    February 1, 1976 ...................... Series FFR Nos. 1-13         June 15, 1976
                                                              Bonds
                    June 15, 1976 ......................... Series GGP Nos. 1-7          July 15, 1976
                                                              Bonds and Subject
                                                              Properties
                    July 15, 1976 ......................... Series HH Bonds              February 15, 1977
                                                              and Subject Properties
                    February 15, 1977 ..................... Series MMP Bonds and         March 1, 1977
                                                              Subject Properties
                    March 1, 1977 ......................... Series IIP Nos. 1-7          June 15, 1977
                                                              Bonds, Series JJP
                                                              Nos. 1-7 Bonds, Series
                                                              KKP Nos. 1-7 Bonds
                                                              and Series LLP Nos.
                                                              1-7 Bonds
                    June 15, 1977 ......................... Series FFR No. 14            July 1, 1977
                                                              Bonds and Subject
                                                              Properties
                    July 1, 1977 .......................... Series NNP Nos. 1-7          October 1, 1977
                                                              Bonds and Subject
                                                              Properties
                    October 1, 1977 ....................... Series GGP Nos. 8-22         June 1, 1978
                                                              Bonds and Series OOP
                                                              Nos. 1-17 Bonds and
                                                              Subject Properties
                    June 1, 1978 .......................... Series PP Bonds,             October 15, 1978
                                                              Series QQP Nos. 1-9
                                                              Bonds and Subject
                                                              Properties
                    October 15, 1978 ...................... Series RR Bonds              March 15, 1979
                                                              and Subject Properties
                    March 15, 1979 ........................ Series SS Bonds              July 1, 1979
                                                              and Subject Properties

                                                                                          RECORDED AND/OR
                                                                                       FILED AS SET FORTH IN
                              SUPPLEMENTAL                       PURPOSE OF                 SUPPLEMENTAL
                              INDENTURE                          SUPPLEMENTAL                INDENTURE
                               DATED AS OF                         INDENTURE                DATED AS OF:
                               -----------                         ---------                ------------

                    July 1, 1979 .......................... Series IIP Nos. 8-22          September 1, 1979
                                                              Bonds, Series NNP
                                                              Nos. 8-21 Bonds and
                                                              Series TTP Nos. 1-15
                                                              Bonds and Subject
                                                              Properties
                    September 1, 1979 ..................... Series JJP No. 8 Bonds,       September 15, 1979
                                                              Series KKP No. 8
                                                              Bonds, Series LLP
                                                              Nos. 8-15 Bonds,
                                                              Series MMP No. 2
                                                              Bonds and Series OOP
                                                              No. 18 Bonds and
                                                              Subject Properties
                    September 15, 1979 .................... Series UU Bonds               January 1, 1980
                    January 1, 1980 ....................... 1980 Series A Bonds and       April 1, 1980
                                                              Subject Properties
                    April 1, 1980 ......................... 1980 Series B Bonds           August 15, 1980
                    August 15, 1980 ....................... Series QQP Nos. 10-19         August 1, 1981
                                                              Bonds, 1980 Series CP
                                                              Nos. 1-12 Bonds and
                                                              1980 Series DP No.
                                                              1-11 Bonds and
                                                              Subject Properties
                    August 1, 1981 ........................ 1980 Series CP Nos.           November 1, 1981
                                                              13-25 Bonds and
                                                              Subject Properties
                    November 1, 1981 ...................... 1981 Series AP Nos.           June 30, 1982
                                                              1-12 Bonds
                    June 30, 1982 ......................... Article XIV                   August 15, 1982
                                                              Reconfirmation
                    August 15, 1982 ....................... 1981 Series AP Nos.           June 1, 1983
                                                              13-14 and Subject
                                                              Properties
                    June 1, 1983 .......................... 1981 Series AP Nos.           October 1, 1984
                                                              15-16 and Subject
                                                              Properties
                    October 1, 1984 ....................... 1984 Series AP and 1984       May 1, 1985
                                                              Series BP Bonds and
                                                              Subject Properties
                    May 1, 1985 ........................... 1985 Series A Bonds           May 15, 1985
                    May 15, 1985 .......................... 1985 Series B Bonds and       October 15, 1985
                                                              Subject Properties
                    October 15, 1985 ...................... Series KKP No. 9 Bonds        April 1, 1986
                                                              and Subject Properties

                                                                                          RECORDED AND/OR
                                                                                       FILED AS SET FORTH IN
                              SUPPLEMENTAL                       PURPOSE OF                 SUPPLEMENTAL
                              INDENTURE                          SUPPLEMENTAL                INDENTURE
                               DATED AS OF                         INDENTURE                DATED AS OF:
                               -----------                         ---------                ------------
                    April 1, 1986 ......................... 1986 Series A and             August 15, 1986
                                                              Subject Properties
                    August 15, 1986 ....................... 1986 Series B and             November 30, 1986
                                                              Subject Properties
                    November 30, 1986 ..................... 1986 Series C                 January 31, 1987
                    January 31, 1987 ...................... 1987 Series A                 April 1, 1987
                    April 1, 1987 ......................... 1987 Series B and 1987        August 15, 1987
                                                              Series C
                    August 15, 1987 ....................... 1987 Series D and 1987        November 30, 1987
                                                              Series E and Subject
                                                              Properties
                    November 30, 1987 ..................... 1987 Series F                 June 15, 1989
                    June 15, 1989 ......................... 1989 Series A                 July 15, 1989
                    July 15, 1989 ......................... Series KKP No. 10             December 1, 1989
                    December 1, 1989 ...................... Series KKP No. 11 and         February 15, 1990
                                                              1989 Series BP
                    February 15, 1990 ..................... 1990 Series A, 1990           November 1, 1990
                                                              Series B, 1990 Series
                                                              C, 1990 Series D, 1990
                                                              Series E and 1990
                                                              Series F
                    November 1, 1990 ...................... Series KKP No. 12             April 1, 1991
                    April 1, 1991 ......................... 1991 Series AP                May 1, 1991
                    May 1, 1991 ........................... 1991 Series BP and 1991       May 15, 1991
                                                              Series CP
                    May 15, 1991 .......................... 1991 Series DP                September 1, 1991
                    September 1, 1991 ..................... 1991 Series EP                November 1, 1991
                    November 1, 1991 ...................... 1991 Series FP                January 15, 1992
                    January 15, 1992 ...................... 1992 Series BP                February 29, 1992
                                                                                          and April 15, 1992
                    February 29, 1992 ..................... 1992 Series AP                April 15, 1992
                    April 15, 1992 ........................ Series KKP No. 13             July 15, 1992
                    July 15, 1992 ......................... 1992 Series CP                November 30, 1992
                    July 31, 1992 ......................... 1992 Series D                 November 30, 1992

--------------------
(a) See Supplemental Indenture dated as of July 1, 1970 for Interstate Commerce Commission filing and recordation information.

(b) See Supplemental Indenture dated as of May 1, 1953 for Secretary of State of Michigan filing information.

(c) See Supplemental Indenture dated as of May 1, 1974 for County of Genesee, Michigan recording and filing information.

RECORDING OF            All the bonds of Series A which were issued under the
CERTIFICATES       Original Indenture dated as of October 1, 1924, and of Series
OF PROVISION       B, C, D, E, F, G, H, I, J, K, L, M, N, O, P, Q, T, U, W, AA,
FOR PAYMENT.       BB, CC, DDP Nos. 1-9, FFR Nos. 1-14, GGP Nos. 1-22, HH, IIP
                   Nos. 1-22, JJP Nos. 1-8, KKP Nos. 1-8, LLP Nos. 1-15, NNP
                   Nos. 1-21, OOP Nos. 1-18, QQP Nos. 1-17, TTP Nos. 1-15, UU,
                   1980 Series A, 1980 Series CP Nos. 1-25, 1980 Series DP Nos.
                   1-11, 1981 Series AP Nos. 1-14,1985 Series A, 1985 Series B,
                   PP, RR, EE, MMP, MMP No. 2, 1986 Series B, 1987 Series D, and
                   1987 Series E which were issued under Supplemental Indentures dated as of, respectively, June 1, 1925, August 1, 1927,
                   February 1, 1931, October 1, 1932, September 25, 1935,
                   September 1, 1936, December 1, 1940, September 1, 1947,
                   November 15, 1951, January 15, 1953, May 1, 1953, March 15,
                   1954, May 15, 1955, August 15, 1957, June 1, 1959, December
                   1, 1969, July 1, 1970, December 15, 1970, May 1, 1974,
                   October 1, 1974, January 15, 1975, November 1, 1975, February
                   1, 1976, June 15, 1976, July 15, 1976, October 1, 1977, March
                   1, 1977, July 1, 1979, March 1, 1977, March 1, 1977, March 1,
                   1977, September 1, 1979, July 1, 1977, July 1, 1979,
                   September 15, 1979, October 1, 1977, June 1, 1978, October 1,
                   1977, July 1, 1979, January 1, 1980, August 15, 1980,
                   November 1, 1981, May 1, 1985, May 15, 1985, June 1, 1978,
                   October 15, 1978, December 15, 1975, February 15, 1977,
                   September 1, 1979, August 15, 1986 and August 15, 1987 have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O, W, BB, CC, DDP
                   Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP No. 1, JJP
                   No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.

                                   PART III.
                                 THE TRUSTEE.

TERMS AND               The Trustee hereby accepts the trust hereby declared and
CONDITIONS OF      provided, and agrees to perform the same upon the terms and
ACCEPTANCE OF      conditions in the Original Indenture, as amended to date and
TRUST BY TRUSTEE.  as supplemented by this Supplemental Indenture, and in this
                   Supplemental Indenture set forth, and upon the following terms and conditions:

                        The Trustee shall not be responsible in any manner
                   whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.


                                   PART IV.
                                MISCELLANEOUS.

CONFIRMATION OF         Except to the extent specifically provided therein, no
SECTION 318(C)     provision of this supplemental indenture or any future
OF TRUST INDENTURE supplemental indenture is intended to modify, and the parties
ACT. do hereby adopt and confirm, the provisions of Section 318(c) of the Trust Indenture Act which amend and supercede provisions of the Indenture in effect prior to November 15, 1990.

EXECUTION IN            THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY
COUNTERPARTS.      EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN SO
                   EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL; BUT SUCH
                   COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE AND THE SAME
                   INSTRUMENT.

TESTIMONIUM.            IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY AND
                   BANKERS TRUST COMPANY HAVE CAUSED THESE PRESENTS TO BE SIGNED IN THEIR RESPECTIVE CORPORATE NAMES BY THEIR RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS, VICE PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR ASSISTANT TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE CORPORATE SEALS, ATTESTED BY THEIR RESPECTIVE SECRETARIES OR ASSISTANT SECRETARIES, ALL AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.


                                                     THE DETROIT EDISON COMPANY,

                   (Corporate Seal)                  By  /s/ C. C. Arvani
                                                       -------------------------
                                                            C. C. Arvani
                                                         Assistant Treasurer

EXECUTION.         ATTEST:

                   /s/ Susan M. Beale
                   --------------------------------
                           Susan M. Beale
                              Secretary

                   Signed, sealed and delivered
                   by THE DETROIT EDISON COMPANY,
                   in the presence of


                          Jane E. Lenart
                   ------------------------------
                          Jane E. Lenart

                          Janet A. Scullen
                   ------------------------------
                          Janet A. Scullen

                   STATE OF MICHIGAN
                   COUNTY OF WAYNE      ss.:

ACKNOWLEDGMENT          On this 11th day of March, 1993, before me, the
OF EXECUTION       subscriber, a Notary Public within and for the County of
BY COMPANY.        Wayne, in the State of Michigan, personally appeared C. C.
                   Arvani, to me personally known, who, being by me duly sworn, did say that he does business at 2000 Second Avenue, Detroit, Michigan 48226 and is the Assistant Treasurer of THE DETROIT
                   EDISON COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said C. C. Arvani, acknowledged said instrument to be the free act and deed of said corporation.



                                           /s/ Pearl E. Kotter
                                           -------------------------------------
                   (Notarial Seal)            Pearl E. Kotter, Notary Public
                                                     Macomb County, MI
                                                 (Acting in Wayne County)
                                           My Commission Expires August 23, 1993

                                                         BANKERS TRUST COMPANY,

                   (Corporate Seal)                      By /s/ R. T. Gorman
                                                           -------------------
                                                             R. T. Gorman
                                                             Vice President

                   Attest:


                       /s/ Susan Gaon
                   -------------------------
                           Susan Gaon
                      Assistant Secretary


                   Signed, sealed and delivered by
                   BANKERS TRUST COMPANY, in the
                   presence of



                      /s/  John Florio
                   ----------------------------
                           John Florio


                    /s/ Jacqueline DaSilva
                   ----------------------------
                        Jacqueline DaSilva

                   STATE OF NEW YORK
                   COUNTY OF NEW YORK ss.:

Acknowledgment          On this 5th day of March, 1993, before me, the
of execution       subscriber, a Notary Public within and for the County of
by Trustee.        Queens, in the State of New York, personally appeared R. T.
                   Gorman, to me personally known, who, being by me duly sworn, did say that his business office is located at Four Albany
                   Street, New York, New York 10015, and he is Vice President of
                   BANKERS TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said R. T. Gorman acknowledged said instrument to be the free act and deed of said corporation.


                   (Notarial Seal)
                                                      Marjorie Stanley
                                            ------------------------------------
                                                      Marjorie Stanley
                                              Notary Public, State of New York
                                                       No. 41-4986405
                                                 Qualified in Queens County
                                            Certificate filed in New York County
                                             Commission Expires Sept. 16, 1993

                   STATE OF MICHIGAN
                   COUNTY OF WAYNE      SS.:

AFFIDAVIT AS TO         C. C. Arvani, being duly sworn, says: that he is the
CONSIDERATION      Assistant  Treasurer of THE DETROIT EDISON COMPANY, the
AND GOOD FAITH.    Mortgagor named in the foregoing instrument, and that he has knowledge of the facts in regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.

                                                             C. C. Arvani
                                                     ---------------------------
                                                             C. C. Arvani

                   Sworn to before me this 11th day of
                   March, 1993




                         Pearl E. Kotter
                    ----------------------------------------
                         Pearl E. Kotter, Notary Public
                                Macomb County, MI
                            (Acting in Wayne County)
                      My Commission Expires August 23, 1993

                    (Notarial Seal)

                        This instrument was drafted by Frances B. Rohlman, Esq.,
                   2000 Second Avenue, Detroit, Michigan 48226



                                            Return to:

                                               Frances B. Rohlman
                                               2000 Second Avenue, C688 WCB
                                               Detroit, MI 48226

                            TRUSTEE'S CERTIFICATE

BANKERS TRUST COMPANY, Trustee under the Mortgage and Deed of Trust dated as of October 1, 1924, between THE DETROIT EDISON COMPANY (hereinafter referred to as the "Company") and BANKERS TRUST COMPANY, Trustee, (hereinafter referred to as the "Trustee"), as amended and supplemented, hereby certifies as follows:

1. That the Supplemental Indenture dated as of March 1, 1993 was executed on its behalf by Robert T. Gorman, a Vice President, and its corporate seal was affixed thereto and attested by Susan Gaon, as Assistant Secretary, both of whom were at the time of the acts mentioned duly elected or appointed officers of BANKERS TRUST COMPANY and duly authorized to perform said acts;

2. That, pursuant to the provisions of Section 8 of Article III of said Mortgage and Deed of Trust, as so amended and supplemented, and upon the written order of the Company, it will authenticate and deliver from time to time up to $400,000,000 principal amount of General and Refunding Mortgage Bonds, 1993 Series E, designated Secured Medium Term Notes (the "Bonds of 1993 Series E") in definitive form, and that such Bonds will be authenticated on its behalf by one or more persons who are at the time of authentication duly authorized to authenticate said Bonds as Authorized Officers and thereafter any bond issued pursuant to Sections 7 and 13 of Article II of the Mortgage and Deed of Trust will be authenticated by one or more persons who are at the time of authentication duly authorized to authenticate said bonds as Authorized Officers;

3. That, prior to the date hereof, there have been issued and are presently outstanding under the Deed of Trust, as so amended and supplemented, $4,143,654,000 principal amount of General and Refunding Mortgage Bonds; and

4. That, as Trustee, it has had no notice or knowledge that the Company is in default under any of the provisions of said Mortgage and Deed of Trust as so amended and supplemented.

IN WITNESS WHEREOF, BANKERS TRUST COMPANY has caused this Certificate to be executed in its corporate name and its corporate seal to be hereunto affixed by a Vice President this 15th day of March, 1993.

                                        BANKERS TRUST COMPANY, Trustee

                                        /s/ R. T. GORMAN
                                        ------------------------------
                                        R. T. GORMAN
                                        VICE PRESIDENT

I, Susan Gaon, as Assistant Secretary of Bankers Trust Company, DO HEREBY CERTIFY that R. T. Gorman is duly appointed Vice President of Bankers Trust Company as of the date hereof and that the above signature is his genuine signature.

                                        /s/ SUSAN GAON
                                        -------------------------------
                                        SUSAN GAON
                                        ASSISTANT SECRETARY

DETED-13

                        BANKERS TRUST COMPANY NEW YORK

        I, Mark Woodward, Assistant Secretary of BANKERS TRUST COMPANY, a corporation duly organized and existing under the Laws of the State of New York, hereby certify that the following is a true and correct copy of resolutions duly passed by the Board of Directors of said Company at meetings regularly and duly held, at which quorums were present; that said resolutions are still in force; and that no action has been taken in any way to nullify the effect of same:

        RESOLVED, that the Chairman of the Board, the President, each Vice Chairman, each Executive Vice President, each Managing Director, each Senior Vice President, the General Auditor and the General Credit Auditor be, and each of them hereby is, authorized and empowered to sign any contract, document, instrument, certificate or other writing that it may be necessary or appropriate to execute for, or on behalf of, the Company in the conduct of its lawful business, either on its own behalf or in a fiduciary, representative or agency capacity;

        RESOLVED, that authority be, and hereby is, granted to the Chairman of the Board, the President, each Vice Chairman, each Executive Vice President, each Managing Director, each Senior Vice President, the General Auditor, and the General Credit Auditor, in such instances and to such extent as in the judgement of any one of said officers may be proper and desirable, to authorize in writing from time to time employees of the Company, including officers elected or appointed by the Board of Directors in accordance with the By-laws, to have general or limited signing authority in any one or more of the following groups; that such authority shall be applicable only to the performance or discharge of the assigned duties of such officer or employee within his or her particular division or function; and that any grant of signing authority may include a designation of the title or capacity in which such employee is authorized to exercise such signing authority; provided, however, that the General Auditor and the General Credit Auditor shall not have the authority to grant Group A signing authority:

        GROUP A. Authority to sign any contract, document, instrument, certificate or other writing that it may be necessary or appropriate to execute for, or on behalf of, the Company in the conduct of its lawful business, either on its own behalf or in a fiduciary, representative or agency capacity.

        GROUP B. Authority to sign any purchase order or contract for the purchase by the Company of goods and services.

        GROUP G. Authority to sign as an Assistant Secretary or Special
                 Assistant Secretary with authority to sign or countersign for this Company as Registrar, Transfer Agent or Paying Agent; to certify stockholders and bondholders lists prepared from records maintained by this Company in its capacity as Transfer Agent or Registrar; to certify tabulations of proxies received by this Company in its capacity as agent for the corporation issuing the stock to which the proxies pertain; to execute cremation certificates covering cancelled securities or coupons destroyed by this Company as Trustee or in any other capacity; to sign with the title of "Transfer Clerk", certificates for the capital stock and/or preferred stock of this Company; to sign certificates of authentication for and on behalf of this Company as Trustee or in any other representative capacity in respect of bonds, notes, debentures and other obligations issued under corporate mortgages, trust agreements, or other indentures or resolutions; and to sign certificates for securities deposited, interim certificates and other certificates for and on behalf of this Company as Depositary, Transfer Agent, Registrar or in some other agency capacity.

        I, further certify that the following persons hold in this Company the positions and signing authority classifications indicated below and that the signatures appearing alongside their names are specimens of their true signatures:

     Name            Title             Specimen Signature        Classification
     ----            -----             ------------------        --------------
Robert T. Gorman Vice President         /s/ Robert T. Gorman            A
                                        --------------------

Susan Gaon       Assistant Secretary    /s/ Susan Gaon                  A
                                        -----------------

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said Company this 15th day of March, 1993.



                                        ------------------------------
                                            ASSISTANT SECRETARY OF
                                            BANKERS TRUST COMPANY

                        BANKERS TRUST COMPANY NEW YORK